UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 20, 1997

                            CONSOLIDATED HYDRO, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     Not Yet Issued                                    06-1138478
     (Commission                                     (IRS Employer
      File Number)                                  Identification No.)

680 Washington Boulevard, Stamford, Connecticut                  06901
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (203) 425-8850

                                      N.A.
          (Former name or former address, if changed since last report)


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                                      -2-


Item 1.   Changes in Control of Registrant

          NONE

Item 2.   Acquisition or Disposition of Assets

          NONE

Item 3.   Bankruptcy or Receivership

          NONE

Item 4.   Changes in Registrant's Certifying Accountant

          NONE

Item 5.   Other Events

          On March 20, 1997, Consolidated Hydro, Inc., a Delaware corporation (the "Company"), at a meeting with certain holders (the "Bondholders") of the Company's 12% Senior Discount Notes, announced an outline for its current business strategy and made a proposal to restructure its outstanding debt and equity. The presentation to the Bondholders, which contains the Company's restructuring proposal, is attached hereto as Exhibit (1). The Company also issued a press release in connection with the meeting and the proposal, which is attached hereto as Exhibit (2).

Item 6.  Resignations of Registrant's Directors

         NONE

Item 7.  Financial Statements and Exhibits

         (a)  Financial statement of business acquired

                  NONE

         (b)  Pro forma financial information

                  NONE

         (c)  Exhibits

         (1) Presentation to Bondholders, including restructuring proposal, dated March 20, 1997.

         (2)  Press release, dated March 20, 1997.

Item 8.  Change in Fiscal Year

         NONE
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Item 9.  Sales of Equity Securities Pursuant to Regulation S

         NONE



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 1997               CONSOLIDATED HYDRO, INC.


                                    By:/s/ Patrick J. Danna
                                       -------------------------
                                           Patrick J. Danna
                                           Vice President, Controller
                                           and Treasurer


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                                      -5-


                                  Exhibit Index

Exhibit No.                       Description

(1) Presentation to Bondholders, including restructuring proposal, dated March 20, 1997.

(2)                               Press release, dated March 20, 1997.